SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Enhanced Global Bond Fund

Effective immediately, the following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2012.

Darwei Kung, Director. Portfolio Manager of the fund. Joined the fund in 2012.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2012.

Ohn Choe, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

Rahmila Nadi, Associate. Portfolio Manager of the fund. Joined the fund in 2013.

Effective June 20, 2013, Ohn Choe will no longer serve as a portfolio manager of the fund. All references to Mr. Choe are hereby deleted.

Please Retain This Supplement for Future Reference

June 10, 2013
PROSTKR-266